Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of October 16, 2024, is entered into by and among ReShape Lifesciences Inc., a Delaware corporation (together with its successors and, if permitted, assigns, the “Company”), and the holders identified on the signature pages hereto (each, together with its successors and, if permitted, assigns, a “Holder”).

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each of the Holders (the “Purchase Agreement”), the Holders shall acquire certain Transaction Securities (as defined therein), which may result in the Holders holding Registrable Securities (as defined below); and

WHEREAS, the Company has agreed to register the Registrable Securities;

Now, therefore, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

(a)            Capitalized terms used but not defined herein are used as defined in the Purchase Agreement or, if not defined therein, encompass all items covered by the definition of such term in any Note.

(b)            As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning specified in Section 6(d).

‘Discontinuation Event” has the meaning specified in Section 3(c).

“Effectiveness Deadline” means, with respect to the Initial Registration Statements required to be filed hereunder, the thirtieth (30th) calendar day following the applicable Filing Date; provided, that, in the event the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, that, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day.

“Effectiveness Period” has the meaning specified in Section 2(c).

“Event” has the meaning specified in Section 2(e).

“Event Date” has the meaning specified in Section 2(e).

“Filing Date” means, (i) with respect to the First Initial Registration Statement, the thirtieth (30th) calendar day after the date hereof, (ii) with respect to the Second Initial Registration Statement, thirtieth (30th) calendar day after the Additional Closing Date, (iii) with respect to any additional Registration Statements which may be required pursuant to Sections 2(a)(ii)(1), 2(a)(ii)(2) or 2(a)(iii), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities and (iv) with respect to any Registration Statement to be filed pursuant to Section 2(a)(iv), the later of (A) the “Filing Date” for the applicable Initial Registration Statement and (B) if applicable, the earlier of (1) thirty (30) days after the filing of a registration statement covered by Section 2(a)(ii) that relates to an underwritten primary offering of Securities of the Company or (2) the date such offering has been withdrawn.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning specified in Section 5(c).

“Indemnifying Party” has the meaning specified in Section 5(c).

“Initial Registration Statements” has the meaning specified in Section 2(a)(i).

“Losses” has the meaning specified in Section 5(a).

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Required Holders” means Holders of a majority of the Registrable Securities, assuming, for purposes of this definition, that all Stock Equivalents convertible or exchangeable into Registrable Securities shall have been so converted or exchanged.

“Registrable Securities” means, as of any date of determination, all Commitment Shares and Issuable Securities, including (a) all of the shares of Common Stock then issued and issuable upon conversion in full of the Notes (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable as interest or principal on the Notes assuming all permissible interest and principal payments are made in shares of Common Stock and the Notes are held until maturity, (c) all of the shares of Common Stock then issued and issuable in connection with any anti-dilution or any remedies provisions in the Notes (without giving effect to any limitations on conversion therein), (d) any Securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, (e) any Securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, and (f) the Commitment Shares; provided, that “Registrable Securities” shall cease to include (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) any Securities with respect to which, and for so long as, the following is true: (x) a Registration Statement with respect to the sale of such Securities is declared effective by the Commission under the Securities Act and such Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (y) such Securities have been previously sold in accordance with Rule 144, or (z) such Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such Securities and any Securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such Securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” has the meaning specified in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2.	Registration.

(a)            Registration Statements.

(i)            Initial.

(1)         No later than the thirtieth (30th) calendar day after the date hereof, the Company shall file with the Commission an initial Registration Statement (the “First Initial Registration Statement”) relating to the resale by the Holders of all (or such other number as the Commission will permit) of the Registrable Securities issued in connection with the First Closing, including the Commitment Shares.

(2)          No later than the thirtieth (30th) calendar day after the Additional Closing Date, the Company shall file with the Commission an initial Registration Statement (the “Second Initial Registration Statement” and together with the First Initial Registration Statement, the “Initial Registration Statements”) relating to the resale by the Holders of all (or such other number as the Commission will permit) of the Registrable Securities issued in connection with the Additional Closing.

(ii)           Additional.

(1)          If the Company has filed a Registration Statement and the Commission informs the Company that all of the Registrable Securities listed in such Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders and shall, as soon as practicable but not later than the applicable Filing Date, use its best efforts to file amendments to such Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission (on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering), (x) with respect to filing on Form S-3 or other appropriate form, subject to the provisions of Section 2(e) and (y) with respect to the payment of liquidated damages, subject to the provisions of Section 2(d); provided, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including Compliance and Disclosure Interpretation 612.09.

(2)          Otherwise, if, at any time during the Effectiveness Period, the number of Registrable Securities exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file, as soon as practicable but not later than the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(iii)          Piggy-Back Registrations. If, at any time during the Effectiveness Period, no effective Registration Statement covers all of the applicable Registrable Securities and the Company intends to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity Securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity Securities to be issued solely in connection with any acquisition of any entity or business or equity Securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to the Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall, as soon as practicable but not later than the applicable Filing Date, include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, that the Company shall not be required to register any Registrable Securities pursuant to this clause (iii) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

(iv)          Demand. As soon as practicable but nevertheless on or prior to the applicable Filing Date, the Company shall, upon written demand of the Holder, register, on at most two (2) occasions, all or any portion of the Registrable Securities; provided, that the Company shall not be required to file such a Registration Statement with respect to Registrable Securities already covered under another previously-filed Registration Statement or that the Holder has requested to be included in another registration statement pursuant to clause (iii) above. Within thirty (30) days after effective delivery of such written demand by the Holder, the Company shall file a registration statement with the Commission covering the portion of the Registrable Securities identified in such Demand Notice.

(b)            Form Used. The Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities. If Form S-3 is not available for the registration of the resale of Registrable Securities pursuant to clauses (a)(i), (a)(ii) or (a)(iv) of Section 2, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(c)            Effectiveness Period. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including under Section (a)(ii)) to be declared effective under the Securities Act no later than the applicable Effectiveness Deadline, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (x) have been sold, thereunder or pursuant to Rule 144, or (y) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holder (the period between (A) the earlier of the date the Registration Statement is effective and the Effectiveness Deadline and (B) the earlier of (x) or (y) above, being the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holder via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holders within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(e).

(d)            Reduced Coverage. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d) if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i)            first, the Company shall reduce or eliminate any Securities to be included by any Person other than a Holder;

(ii)          [reserved]; and

(iii)        second, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders); provided, that each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement and shall have the option to transfer its pro rata share to another Holder.

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends an Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of Securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on such Initial Registration Statement, as amended.

(e)            Partial Liquidated Damages. Provided that no Default or Event of Default exists, if (i) a Registration Statement required to be filed hereunder is not filed on or prior to its Filing Date or if the Company files such Registration Statement without providing the Holders the opportunity to review and comment on the same as required by Section 3(a) or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Deadline, or (v) during the Effectiveness Period of a Registration Statement, after such Registration Statement has become effective, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach, an “Event” and the expiration of the grace period for such Event specified above, the “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable Regulation, on each such Event Date and on each monthly anniversary of each such Event Date thereafter (if the applicable Event shall not have been cured by such date) or any pro rata portion thereof, until the applicable Event is cured or sixty (60) calendar days after the applicable Event Date, whichever occurs first, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of two percent (2.0%) multiplied by the Subscription Amount paid by such Holder for the Notes pursuant to the Purchase Agreement; provided, that the maximum amount payable thereunder shall not exceed 4% of such Subscription Amount paid by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(e) in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable Regulation) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(f)             No Holder Underwriter. Notwithstanding anything to the contrary contained herein but subject to comments by the Commission, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an underwriter without the prior written consent of such Holder.

3.	Registration Procedures.

(a)          Review of Document. Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holders, and (ii) cause its officers, directors, managers, staff, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to the Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal registration statement registering Securities in addition to those required hereunder, or any Prospectus prepared thereto. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders shall reasonably object, provided, that, the Company is notified of such objection in writing no later than five (5) Trading Days after all Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after all Holders have been furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3(a).

(b)            Compliance with Regulations and Commission Requests. (i) The Company shall prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any Prospectus supplement, as may be required by Regulations and the Commission (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably practicable to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided, that the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), (iv) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order stopping or suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment, (v) comply with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented and (vi) comply with all applicable Regulations of the Commission and other applicable Regulations.

(c)            Notices to Holders. The Company shall notify the Holders of Registrable Securities to be sold as promptly as possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing and, if requested by any Holder, confirm such notice in writing no later than one (1) Trading Day following the day of such filing) of all of the following: (i)(A) any proposal to file any Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement, (B) any notice by the Commission to the Company on whether there will be a “review” of such Registration Statement and any written comment on such Registration Statement received by the Company from the Commission, and (C) the effectiveness of any Registration Statement or any post-effective amendment, (ii) any request by the Commission or any other Governmental Authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) the issuance by the Commission or any other Governmental Authority of any stop order or other Regulation suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) the occurrence of any event (including the passage of time) that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other document to ensure that such Registration Statement, Prospectus or other document will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus (any event described in clauses (iii) through (vi) above a “Discontinuation Event” and any notice given hereunder pursuant to any such clauses a “Discontinuation Notice”), provided, that any Discontinuation Notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made; and, provided, further, that, in no event shall any notice sent pursuant to this clause (c) contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(d)            Amendments and Discontinuation Events. Promptly upon the occurrence of any event contemplated pursuant to clause (c)(ii) above or a Discontinuation Event contemplated by clause (c) above, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company sends a Discontinuation Notice under clause (c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this clause (d) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(e), for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12-month period.

(e)            Confirmed Copy. The Company shall furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form. Subject to the terms of this Agreement, the Company hereby consents to the use of each Registration Statement, Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any Discontinuation Notice pursuant to clause (c) above.

(f)            Resales. The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of receipt of a request therefor. Prior to any resale of Registrable Securities by a Holder, the Company shall use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky Regulations of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction. If requested by a Holder, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request. The Company may require from each selling Holder a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the name(s) of the natural persons thereof that have voting and dispositive control over the Common Stock underlying the Note(s). During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to all Holders until such information is delivered to the Company.

4.    Registration Expenses. All costs, fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement, including (i) all registration and filing fees, costs and expenses (including fees, costs and expenses of counsel to the Company and of the independent registered public accountants of the Company) with respect to this Agreement, including (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) with respect to compliance with applicable state or other securities Regulations, including Blue Sky Regulations and (D) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees, costs and expenses of counsel for the Company, including in connection with Blue Sky qualifications or exemptions of the Registrable Securities, (v) Securities Act and similar liability insurance for the Company, and (vi) fees, costs and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers, managers, directors and staff performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Trading Market or other securities exchange. In no event shall the Company be responsible for any broker or similar commissions of any Holder, except as otherwise provided in any other Transaction Document.

5.    Indemnification.

(a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, in addition to and not in substitution or limitation for, any other indemnification provision by the Company, indemnify and hold harmless each Holder, the officers, directors, managers, managing members, members, partners, advisors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), staff members (whether or not classified as employees or independent contractors), investment advisors and (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, managers, managing members, members, stockholders, staff members (whether or not classified as employees or independent contractors), partners, advisors, agents (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable Regulation, from and against any and all losses, claims, damages, liabilities, costs (including attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other securities Regulation, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (x) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (y) in the case of an occurrence of a Discontinuation Event, the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(f).

(b)            Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, managers, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable Regulation, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact with respect to such Holder contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact with respect to such Holder required to be stated therein or necessary to make statements therein with respect to such Holder (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus, (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of a Discontinuation Event, to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings.

(i)            If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(ii)          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii)          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)            Contribution.

(i)            If indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

(ii)          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)            The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous.

(a)          Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by Regulation and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)          No Other Registration Statements. Neither the Company nor any of its holders of its Securities (other than the Holders in such capacity pursuant hereto) may include Securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b), (i) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement and (ii) shall not prohibit the Company from filing a registration statement on Form S-3 for a primary offering by the Company, provided, that the Company makes no offering of Securities pursuant to such shelf registration statement prior to the effective date of the Registration Statement required hereunder that includes all of the Registrable Securities.

(c)            Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)          Discontinued Disposition. By its acquisition of Registrable Securities, the Holder agrees that, upon receipt of any Discontinuation Notice, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e)            Notices. All notices, requests and demands to or upon the Holder or the Company hereunder shall be effected in the manner provided for in Section 6.4 (Notices) of the Purchase Agreement.

(f)            Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, the Holders and their successors and assigns; provided, that the Company may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Required Holders (and any attempt to effect such assignment, transfer or delegation without such consent shall be null and void at the outset). Each Holder may assign this Agreement in whole or in part to the extent permitted by Section 6.3(c) (Beneficiaries, Successors and Assigns) of the Purchase Agreement, as well as applicable securities Regulations and in connection with the assignment of any Registrable Securities.

(g)            Amendments. No amendment, modification or termination of any provision of this Agreement shall be effective without the written consent of the Company and the Required Holders; provided, that (i) if any such amendment, modification or termination disproportionately and adversely impacts a Holder (or group of Holders), the consent of holders of a majority of the Registrable Shares held by such disproportionately impacted Holder (or group of Holders) shall also be required and (ii) this sentence in this Section 6(g) may only be modified with the consent of all Holders. In addition, as provided by Section 6.3(b) of the Purchase Agreement, no waiver or consent shall be effective against any party unless given in writing by such party and then any such waiver shall then be effective only in the specific instance and for the specific purpose for which it was given. Where the consent or waiver of the Holders generally (and not each Holder) is required, it may be given by the Required Holders. Any modification effected in accordance with accordance with this clause (g) shall be binding upon each Holder and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(h)          Entire Agreement; Counterparts; Electronic Signatures. As described in Section 6.3(a) (Entire Agreement) of the Purchase Agreement, this Agreement and the other Transaction Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be executed in counterparts as provided in Section 6.3(e) (Counterparts) of the Purchase Agreement and, as provided in Section 6.3(f) (Electronic Signatures) of the Purchase Agreement, electronic signatures have the same force and effect as manual signatures.

(i)          No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its Securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(j)            Further Assurances. The Company hereby agrees to take, promptly after the Holder’s request, such further actions, including executing or causing to be executed and delivering to the Holder such further documents, as the Holder shall reasonably request from time to time in connection herewith to evidence, give effect to or carry out the intent of this Agreement and the transactions contemplated hereby.

(k)          Cumulative Remedies; Several Obligations of Holders. The remedies provided herein are cumulative and not exclusive of any other remedies provided by Regulation. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(l)            Governing Law. Each party hereto hereby agrees to the provisions of Section 6.6 (Governing Law; Courts) of the Purchase Agreement, including that (a) this Agreement and all claims, disputes, Proceedings, and matters related hereto or thereto or arising hereunder or thereunder or arising from or relating to the relationship among any of the parties hereto or thereto, are governed by, and shall be construed, interpreted and enforced exclusively in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware) and (b) any such Proceeding shall be brought exclusively in the Delaware state courts sitting in Wilmington, DE or the federal courts of the United States of America for the District of Delaware sitting in Wilmington, DE; provided, that the Holder may bring Proceedings in other jurisdictions to enforce any Transaction Document. Each such party hereby accepts such jurisdiction, waives any objections to venue, and agrees that a final judgment in any such Proceeding shall be conclusive and enforceable in other jurisdictions, all as provided in the Purchase Agreement and accepts that service of process may be made in the way set forth in the Purchase Agreement.

(m)          Waiver of Jury Trial. Each party hereto hereby agree to Section 6.16 (Waiver of Jury Trial and Certain Other Rights) of the Purchase Agreement whereby, among other things, it irrevocably waives trial by jury in any Proceeding with respect to, or directly or indirectly arising out of, relating to or in connection with, this Agreement or any other Transaction Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party or beneficiary hereof has represented, expressly or otherwise, that such other parties would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the other Transaction Documents by, among other things, the mutual waivers and certifications in this section.

(n)          Interpretation. This Agreement is a Transaction Document and as such is subject to various interpretative, amendment and third party beneficiary and other miscellaneous provisions set forth in the Purchase Agreement that expressly apply to Transaction Documents, located principally in Article VI thereof, including Sections 6.3(d) (No Implied Waivers or Notice Rights), 6.5 (Set off), 6.7 (Severability) and 6.11 (Marshaling, Payments Set Aside) but also Sections 3.1 (Representations and Warranties of the Company Parties (including clause (kk) (AML/CTF Regulations) and clause (gg) (Use of Proceeds), 4.15 (Indemnification of Each Purchaser Party) and 6.2 (Fees and Expenses) thereof, which the Company, in the case of representations and warranties, expressly makes herein for the benefit of the Holder whenever those are made under the Purchase Agreement, and, for other provisions, agrees to comply therewith.

[Signature Pages Follow]

In witness whereof, each of the undersigned has duly executed this Agreement as of the date first written above.

RESHAPE LIFESCIENCES INC.

By:
Name: Paul F. Hickey
Title: President and CEO
Date signed: October 16, 2024

,
as Holder

By:
Name:
Title: Authorized Signatory
Date signed: October 16, 2024

REGISTRATION RIGHTS AGREEMENT

ANNEX A

RESHAPE LIFESCIENCES INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of ReShape Lifesciences Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, the undersigned and the other Holders of Registrable Securities, dated as of October 16, 2024. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein has the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:_______

Email:__

Contact Person:__

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐      No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐      No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐      No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐      No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any Securities of the Company other than the Registrable Securities and the Transaction Securities pursuant to the Purchase Agreement.

(a)	Type and Amount of other Securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity Securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of Securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

[______________________]